Exhibit 21
CREDIT ACCEPTANCE CORPORATION
SCHEDULE OF CREDIT ACCEPTANCE CORPORATION SUBSIDIARIES
As of December 31, 2024

The following is a list of subsidiaries as of the date of this filing of Credit Acceptance Corporation, other than subsidiaries which, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary, as defined by the Securities and Exchange Commission Regulation S-X.

Buyers Vehicle Protection Plan, Inc
CAC International Holdings, LLC
CAC of Canada Company
CAC Reinsurance, Ltd.
CAC Scotland
CAC Warehouse Funding LLC II
CAC Warehouse Funding LLC IV
CAC Warehouse Funding LLC V
CAC Warehouse Funding LLC VI
CAC Warehouse Funding LLC VIII
Credit Acceptance Auto Loan Trust 2019-3
Credit Acceptance Auto Loan Trust 2020-1
Credit Acceptance Auto Loan Trust 2020-2
Credit Acceptance Auto Loan Trust 2020-3
Credit Acceptance Auto Loan Trust 2021-2
Credit Acceptance Auto Loan Trust 2021-3
Credit Acceptance Auto Loan Trust 2021-4
Credit Acceptance Auto Loan Trust 2022-1
Credit Acceptance Auto Loan Trust 2022-3
Credit Acceptance Auto Loan Trust 2023-1
Credit Acceptance Auto Loan Trust 2023-2
Credit Acceptance Auto Loan Trust 2023-3
Credit Acceptance Auto Loan Trust 2023-5
Credit Acceptance Auto Loan Trust 2024-A
Credit Acceptance Auto Loan Trust 2024-1
Credit Acceptance Auto Loan Trust 2024-2
Credit Acceptance Auto Loan Trust 2024-3
Credit Acceptance Auto Loan Trust 2025-1
Credit Acceptance Auto Loan Trust 2025-2
Credit Acceptance Corporation of South Dakota, Inc.
Credit Acceptance Funding LLC 2018-1
Credit Acceptance Funding LLC 2018-2
Credit Acceptance Funding LLC 2018-3
Credit Acceptance Funding LLC 2019-1
Credit Acceptance Funding LLC 2019-2
Credit Acceptance Funding LLC 2019-3
Credit Acceptance Funding LLC 2020-1
Credit Acceptance Funding LLC 2020-2
Credit Acceptance Funding LLC 2020-3
Credit Acceptance Funding LLC 2021-1
Credit Acceptance Funding LLC 2021-2
Credit Acceptance Funding LLC 2021-3
Credit Acceptance Funding LLC 2021-4
Credit Acceptance Funding LLC 2022-1
Credit Acceptance Funding LLC 2022-2

Credit Acceptance Funding LLC 2022-3
Credit Acceptance Funding LLC 2023-1
Credit Acceptance Funding LLC 2023-2
Credit Acceptance Funding LLC 2023-3
Credit Acceptance Funding LLC 2023-A
Credit Acceptance Funding LLC 2023-5
Credit Acceptance Funding LLC 2024-A
Credit Acceptance Funding LLC 2024-1
Credit Acceptance Funding LLC 2024-2
Credit Acceptance Funding LLC 2024-3
Credit Acceptance Funding LLC 2024-B
Credit Acceptance Funding LLC 2025-1
Credit Acceptance Funding LLC 2025-2
Chapter 4 Properties, LLC
Vehicle Remarketing Services, Inc.
VSC Re Company